099 P-2 06/15

SUPPLEMENT DATED JUNE 29, 2015

TO THE PROSPECTUS DATED OCTOBER 1, 2014

OF

FRANKLIN GLOBAL ALLOCATION FUND

(a series of Franklin Templeton International Trust)

The prospectus is amended as follows:

The following paragraph is added to the “Fund Summary” section immediately above “Investment Goal” on page 4 and the “Fund Details” section immediately above “Investment Goal” on page 16:

On June 26, 2015, a majority of the Board of Trustees of Franklin Templeton International Trust (Trust) approved a proposal to delay the termination and liquidation the Franklin Global Allocation Fund (Fund) of the Trust due to delays in liquidating certain portfolio securities. The termination and liquidation of the Fund is now anticipated to occur on or about October 23, 2015 (Liquidation Date), but may occur earlier or later at the discretion of the Trust’s officers if circumstances change.

Shareholders of the Fund should note that they may redeem their shares at any time before the liquidation without incurring any contingent deferred sales charges or other fees.

Please keep this supplement with your prospectus for future reference